SECOND AGREEMENT REGARDING EXTENSION OF MATURITY DATE FOR LOANS

THIS SECOND AGREEMENT REGARDING EXTENSION OF MATURITY DATE FOR LOANS ("***Agreement***") is entered into as of March 28, 2025, by and between V-CUBE, INC., a Japan corporation ("***Lender***"), and TEN EVENTS, INC., a Pennsylvania corporation formerly known as Xyvid, Inc. ("***Borrower***").

<u>Background</u>

A. Lender and Borrower are parties to (1) an Agreement for Loan Conditions dated as of July 8, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Three Hundred Sixty-Seven Thousand Five Hundred Dollars ($367,500.00); (2) an Agreement for Loan Conditions dated as of July 31, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Four Hundred Twenty-Nine Thousand Five Hundred Dollars ($429,500.00); (3) an Agreement for Loan Conditions dated as of August 26, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Six Hundred Fifty Thousand Dollars ($650,000.00); (4) an Agreement for Loan Conditions dated as of October 15, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Two Hundred Thousand Dollars ($200,000.00); (5) an Agreement for Loan Conditions dated as of October 18, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Two Hundred Fifteen Thousand Dollars ($215,000.00); (6) an Agreement for Loan Conditions dated as of November 8, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Fifty-Five Thousand Dollars ($55,000.00); (7) an Agreement for Loan Conditions dated as of November 18, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00); (8) an Agreement for Loan Conditions dated as of December 17, 2024, as amended by the Agreement Regarding Extension of Maturity Date for Loans dated as of December 30, 2024, pursuant to which Lender made a loan to Borrower in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00); and (9) an Agreement for Loan Conditions dated as of January 9, 2025 pursuant to which Lender made a loan to Borrower in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) (each of the above referenced Agreements for Loan Condition, as heretofore amended (as applicable), is referred to herein individually as a "***Loan Agreement***" and are referred to collectively as the "***Loan Agreements***" and each of the loans made by Lender to Borrower pursuant to the Loan Agreements is referred to herein individually as a "***Loan***" and are referred to collectively as the "***Loans***"). Copies of each of the Loan Agreements are attached hereto as <u>Exhibit A</u>.

B. Lender and Borrower desire to amend the Loan Agreements to extend the maturity date for repayment of the principal amount of, and all accrued interest on, each of the Loans to December 31, 2025 as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Background. The Background provisions set forth above (including, without limitation, all defined terms used therein) are hereby incorporated by reference into this Agreement and made a part hereof as if set forth in their entirety in this Section 1.

2. Extension of Maturity Date for Loans. Each of the Loan Agreements is hereby amended to provide that (a) the principal amount of each of the Loans shall be repaid, in full, no later than December 31, 2025, (b) interest on each of the Loans at the rate set forth in the applicable Loan Agreement shall continue to accrue until such Loan is repaid, in full, and (c) all accrued, unpaid interest on each of the Loans shall be paid on or before December 31, 2025.

3. Ratification. Except to the extent specifically modified pursuant to this Agreement, each of the Loan Agreements, and all of the respective rights, duties and obligations of the parties thereunder, are hereby ratified and confirmed by Lender and Borrower.

4. Entire Agreement. This Agreement and the Loan Agreements (collectively) constitute the entire agreement between the parties and supersede and cancel any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the subject matter hereof and thereof, as applicable.

5. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

6. Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed counterpart of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of a signed original of this Agreement.

7. Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

LENDER:

V-CUBE, INC.

By: ______________________________
Naoaki Mashita, Founder and Group CEO

BORROWER:

TEN EVENTS, INC.

By: ______________________________
Randy Jones, CEO & President

[Signature Page to Second Agreement Regarding Extension of Maturity Date for Loans]

Exhibit A